UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SUSPECT DETECTION SYSTEMS INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SUSPECT DETECTION SYSTEMS, INC.
4 Nafcha Street, Jerusalem, Israel 95508

November 12, 2009

Dear Shareholders:

 We cordially invite you to attend our Special Meeting of Shareholders.  The meeting will be held on Thursday, December 3, 2009, at 10:00 a.m. local time, at the offices of David Lubin & Associates, PLLC, 5 North Village Avenue, 2nd Floor, Rockville Center, NY 11570.

 With this letter we are including the notice for our meeting, the proxy statement, and the proxy card.  At the meeting, we will vote on the following matters:

1.
To authorize the amendment of our Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from one hundred million (100,000,000) shares of common stock, $.0001 par value per share to two hundred fifty million (250,000,000) shares of common stock, $.0001 par value per share.

2.	To transact such other business as may properly be brought before a special meeting of the shareholders of our company or any adjournment thereof.

Your vote is important to us, and I look forward to seeing you at the meeting.  If you do not plan to attend the meeting in person, please complete, sign and return the attached proxy card so that your shares can be voted at the meeting in accordance with your instructions. Thank you for your interest in Suspect Detection Systems, Inc.

Sincerely,

/s/ Asher Zwebner

Asher Zwebner
Interim Chief Executive Officer,
Chief Financial Officer and Director

SUSPECT DETECTION SYSTEMS, INC.
4 Nafcha Street, Jerusalem, Israel 95508

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting the (“ Meeting ”) of the shareholders of Suspect Detection Systems, Inc. (the “ Company ”) will be held on Thursday, December 3, 2009, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, 5 North Village Avenue, Rockville Center, 2nd Floor, NY 11570, for the following purposes:

1.
To authorize the amendment of our Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from one hundred million (100,000,000) shares of common stock, $.0001 par value per share to two hundred fifty million (250,000,000) shares of common stock, $.0001 par value per share.

2.	To transact such other business as may properly be brought before a special meeting of the shareholders of the Company or any adjournment thereof.

You may vote at the meeting if you were a shareholder at the close of business on April 23, 2009, (the “Record Date”).  Only shareholders of record at the Record Date are entitled to notice of and to vote at the Meeting or any adjournments thereof.

Your attention is called to the Proxy Statement on the following pages.  Please review it carefully.  We hope you will attend the Meeting.  If you do not plan to attend, please sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States, so that your shares can be voted at the Meeting in accordance with your instructions.  For more instructions, please see the Questions and Answers beginning on page 1 of this Proxy Statement and the instructions on the attached proxy card.

By Order of the Board of Directors,

November 12, 2009

/s/ Asher Zwebner
Asher Zwebner
Interim Chief Executive Officer,
Chief Financial Officer and Director

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

QUESTIONS AND ANSWERS ABOUT THIS
 PROXY MATERIAL AND THE SPECIAL MEETING

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement, as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving this proxy material?

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, $0.0001 par value (the “ Common Stock ”), of Suspect Detection Systems, Inc., a Delaware corporation (the “ Company ”), commencing on or about November 13, 2009, in connection with the solicitation of proxies by the Board of Directors of the Company (the “ Board ”) for use at the special meeting of the shareholders of the Company (the “ Meeting ”) to be held at the offices of David Lubin & Associates, PLLC, 5 North Village Avenue, 2nd Floor, Rockville Center, NY 11570, on Thursday, December 3, 2009at 10:00 a.m.  You are invited to attend the Meeting and are requested to vote on the proposal described in this Proxy Statement.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposal to be voted on at the Meeting, the voting process, the security ownership of certain beneficial owners and management, and certain other required information.

On what matters am I voting?

Our Board seeks shareholder approval for the proposal to amend our Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from one hundred million (100,000,000) shares of common stock to two hundred fifty million (250,000,000) shares of common stock. Such approval is sought so that we will have available additional authorized but unissued shares of common stock to provide for our future needs, including the satisfaction of our obligations to issue shares upon the exercise of warrants already issued and to be issued. The approval of this proposal will not affect total stockholder equity but will increase the authorized capitalization of the Company. For full and further details, please see our description under Proposal no. 1 below.

The shareholders will also transact any other business that properly comes before the Meeting.

What is our Board’s voting recommendation?

The Board has approved the increase in the authorized capital of the Company from one hundred million (100,000,000) shares of common stock to two hundred fifty million (250,000,000) shares of common stock and recommends that stockholders of the Company vote FOR approval of increase in the authorized capital of the Company.  In the event that this proposal is approved, the Board will file an amendment to the Company’s Certificate of Incorporation in Delaware similar to the attached Appendix A to increase the authorized capital of the Company.

Who can vote at the Meeting?

An aggregate of 65,809,668 votes (the “Voting Shares ”) may be cast by shareholders at the Meeting, consisting of the issued and outstanding shares of Common Stock held by shareholders of record at the close of business on the Record Date.  Holders of shares of Common Stock are entitled at the Meeting to one vote for each share of Common Stock held on the Record Date.

How do I vote?

You may vote your shares either by proxy or in person at the Meeting (please also see the detailed instructions on your proxy card).  Each such share is entitled to one vote on each matter submitted to a vote at the Meeting.  To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States.  If a proxy specifies how it is to be voted, it will be so voted.  If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR approval of Proposal No. 1 and in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder, with respect to any other matter that is properly brought before the Meeting for action by shareholders.  Proxies in the form enclosed are being solicited by our Board for use at the Meeting.

May I revoke my proxy?

As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Meeting by giving written notice of your revocation to our Interim Chief Executive Officer, Asher Zwebner, by signing another proxy card with a later date and submitting this later dated proxy to Mr. Zwebner before or at the Meeting, or by voting in person at the Meeting. Please note that your attendance at the Meeting will not constitute a revocation of your proxy unless you actually vote at the Meeting.  Giving a proxy will not affect your right to change your vote if you attend the Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Meeting.

Any written notice of revocation or subsequent proxy should be sent to Suspect Detection Systems, Inc., Attention: Asher Zwebner, Interim Chief Executive Officer, c/o David Lubin & Associates, PLLC, 5 North Village Avenue, 2nd Floor, NY 11570, or hand delivered to Mr. Lubin at or before the voting at the Meeting.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Meeting in person and vote your shares.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of the Record Date.  Since there was an aggregate of 65,809,668 Voting Shares issued and outstanding as of the Record Date, a quorum will be present for the Meeting if an aggregate of at least 32,904,835 Voting Shares is present in person or by proxy at the Meeting.

How many votes are required to approve the proposals?

The approval of the proposal herein requires the affirmative vote by the holders of a majority of Voting Shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting.  For example, if all 65,809,668 Voting Shares are present in person or by proxy at the Meeting, then each proposal must be approved by the affirmative vote of the holders of 32,904,835 Voting Shares.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of our Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the shareholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees.

How can I find out the results of the voting at the Special Meeting?

We will announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K which will be filed with the SEC within four business days after the Meeting.

How can shareholders communicate with our Board of Directors?

Company shareholders who want to communicate with our Board may write to Asher Zwebner, c/o David Lubin & Associates, PLLC, 5 North Village Avenue, 2nd Floor, NY 11570, fax number (516) 887-8250, email address david@dlubinassociates.com.

Your letter should indicate that you are a Company shareholder. Depending on the subject matter, Mr. Zwebner will: (i) forward the communication to the appropriate officer of the Company; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director to whom they were addressed, and shall make those communications available to our Board upon request.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1
INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors believes that it is advisable and in our best interest to increase the number of authorized shares of common stock in order to have available additional authorized but unissued shares of common stock in an amount adequate to provide for our future needs. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 100,000,000 to 250,000,000 shares. This step is necessary, in the judgment of the Board of Directors, in order to satisfy our obligations to investors in recent private placements, our obligations to acquire the remainder of the shares of Suspect Detection Systems Ltd., establish a stock option plan and raise additional capital.

Under our current Articles of Incorporation, as amended, we have the authority to issue 100,000,000 shares of common stock. As of the Record Date, 65,809,668 shares of common stock were issued and outstanding. As of the Record Date, the Company expects to issue an additional 102,349,817 shares of common stock upon the issuance of the following shares and the conversion and exercise of the following options and warrants:

The Company has 12,810,004 warrants issued and outstanding, 3,086,667 of which are exercisable for the same number of shares of common stock at an exercise price of $0.25 per share and 9,723,337 of which are exercisable for the same number of common stock at an exercise price of $0.375 per share. In November 2007, the Company began a capital formation activity through a private placement offering, exempt from registration under the Securities Act of 1933, to raise up to $2,500,000 through the issuance of 16,666,666 units.  The purchase price of each unit is $0.15.  Each unit contains one share of common stock, one Class A Warrant giving the holder the right to purchase one share of common stock for $0.25, which is exercisable for one year from the date of issuance and one Class B Warrant, giving the holder the right to purchase one share of common stock for $0.375, which is exercisable for three years from the date of issuance.  As of the closed of the offering on November 15, 2008, the Company issued 9,523,002 shares of common stock and 12,810,004 warrants to 27 non US persons. Of the 12,810,004 warrants issued, 3,086,667 are Class A Warrants, which are exercisable for the same number of shares of common stock at an exercise price of $0.25 per share, for a period of 12 months and 9,723,337 are Class B Warrants, which are exercisable for the same number of common stock at an exercise price of $0.375 per share, for a period of 36 months. As of the date hereof, our common stock is quoted under the symbol “SDSS.OB” on the Over-the-Counter Bulletin Board. As of the date hereof, the reported bid and asked price is $0.135 and $0.15 per share, and the average of the bid and asked price is $0.1425 per share, a price which below the exercise price Class A Warrants and the Class B Warrants on the date that the warrants.

The Company has recently began an additional capital formation activity through a private placement offering, exempt from registration under the Securities Act of 1933, to raise up to $1,500,000 through the issuance of 10,000,000 units.  The purchase price of each unit is $0.15.  Each unit contains one share of common stock, one Class A Warrant giving the holder the right to purchase one share of common stock for $0.25, which is exercisable for one year from the date of issuance and one Class B Warrant, giving the holder the right to purchase one share of common stock for $0.375, which is exercisable for three years from the date of issuance. Therefore, the Company expects to issue 10,000,000 shares of common stock and 10,000,000 Class A warrants and 10,000,000 Class B warrants. As of the date hereof, the Company has sold an aggregate of 1,713,334 units and has issued 1,713,334 shares of common stock 1,713,334 Class A Warrants and 1,713,334 Class B Warrants. As of the date hereof, the reported bid and ask price is $0.135 and $0.15 per share, and the average of the bid and asked price is $0.1425 per share, a price which is below the exercise price of the Class A Warrants and the Class B Warrants.

The Company is committed to issue an aggregate of 29,089,922 options to the remaining shareholders and convertible securities of Suspect Detection Systems, Ltd. in order that SDSS Israel become a wholly owned subsidiary, as compared to the 51% which we currently own.  As disclosed in Current Report on Form 8-K filed with the Commission on December 22, 2008, the Company entered into an Investment Agreement with SDS, Ltd. (the “Investment Agreement”), pursuant to which the Company agreed that it will enter into a second agreement which will granted shareholders of SDS, Ltd. put options of purchase up to 22,140,948 shares of the Company in exchange for 1,170,295 shares of SDS Ltd.  The Company also granted holders of SDS options the right to purchase up to 6,948,974 shares of the Company’s common stock. In accordance with the terms of the Investment Agreement, the Company has an obligation to issue an aggregate of 29,089,922 options as an incentive for SDS, Ltd. to become a wholly owned subsidiary of the Company. Each option entitles the holder thereof to purchase 1 share of the Company’s common stock at the conversion price of $0.001 for a ten (10) year term. As of the date hereof, the reported bid and asked price is $0.135 and $0.15 per share, respectively, and the average of the bid and asked price is $0.1425 per share, a price which is above the conversion price of the options on the date that the options were issued.

The Company issued 3,199,891 shares of common stock and 2,250,000 warrants to one of the current investors in Suspect Detection Systems, Ltd.; and intends to issue 25,000,000 stock options to our employees and consultants upon the approval of our shareholders of this proposal. In accordance with the terms and provisions of the Investment Agreement, the Company entered into an Exchange Agreement with NG-The Northern Group LP (the “Investor”), pursuant to which, the Investor was issued 3,199,891 shares of the Company’s common stock in exchange for 170,295 ordinary shares of SDS, Ltd. (the “SDS Shares”).  In addition, the Company issued 2,250,000 warrants to purchase the same number of shares of common stock of the Company.  Each warrant grants the Investor the right to purchase one (1) share of common stock of the Company for a period of three (3) years, commencing on July 8, 2009 and terminating on July 8, 2011.  Each warrant gives the Investor the right to purchase one (1) share of common stock at an exercise price of $0.15 per share.  As of the date hereof, the reported bid price and asked price was $0.135 and $0.15 per share, respectively, and the average of the bid and asked price is $0.1425 per share, a price which is below the exercise price of the warrants on the date that the warrants were issued.

Upon the approval of our shareholders of this proposal, the Company intends to issue 25,000,000 stock options to the management and staff of SDS, Ltd. who have dedicated a significant amount of their time to the growth and development of the SDS Ltd. In accordance with the proposed option agreement, each option entitles the holder thereof to purchase 1 share of the Company’s common stock at the conversion price of $0.15 per share for a period of three years from the date of the option agreement. As of the date hereof, the reported bid and asked price is $0.135 and $0.15 per share, respectively and the average of the bid and asked price is $0.1425 per share, a price which is below the conversion price of the options.

Under our current Certificate of Incorporation, as amended, we have the authority to issue 100,000,000 shares of common stock. As of the Record Date, 65,809,668 shares of common stock were issued and outstanding. As of the Record Date, the Company expects to issue an additional 102,349,817 shares of common stock upon the conversion of the following options and warrants, for a total of 168,159,486 shares of common stock issue and outstanding:

-
12,810,004 warrants issued and outstanding, 3,086,667 of which are exercisable for the same number of shares of common stock at an exercise price of $0.25 per share and 9,723,337 of which are exercisable for the same number of common stock at an exercise price of $0.375 per share;

-
10,000,000 shares of common stock and 20,000,000 warrants, 10,000,000 of which are exercisable for the same number of shares of common stock at an exercise price of $0.25 per share and 10,000,000 of which are exercisable for the same number of common stock at an exercise price of $0.375 per share;

-
29,089,922 options to the remaining shareholders and convertible securities of Suspect Detection Systems, Ltd. in order that SDSS Israel become a wholly owned subsidiary, as compared to the 51% which we currently own;

-	3,199,891 shares of common stock and 2,250,000 warrants to one of the current investors in Suspect Detection Systems, Ltd.; and

-	25,000,000 stock options to our employees and consultants upon the approval of our shareholders of this proposal.

The Company has determined that the increase in the Company’s common stock from 100,000,000 to 250,000,000 shares will be sufficient to provide the Company with the flexibility to issue common stock without further action by the Company's stockholders (unless required by law or regulation) to meet its current obligations and for such other corporate purposes as the Board may deem advisable. These purposes may include, among other things, the sale of shares to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans of the Company or of acquired companies, the acquisition of other companies, and other bona fide purposes.

The text of the proposed amendment which contains the increase in the authorized common stock is attached hereto as Appendix A.

After taking into consideration our current outstanding equity obligations, together with, if approved by our shareholders, our stock issuance obligations as described above, as well as to assure that we have additional shares available for issuance, if needed, our board of directors have determined that it is in the best interest of our shareholders to increase the number of authorized shares of our common stock to 250,000,000. The additional common stock to be authorized will become part of the existing class of common stock and will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. The Amendment will not affect the terms of the outstanding common stock or the rights of the holders of the common stock, except for some disadvantages incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share, which could have a depressive effect upon the market value of the Company’s common stock and an adverse effect on the voting rights of current holders of common stock as their percentage ownership of the Company will be reduced ( See Effects of Issuing Additional Common Stock ).

The Board believes that the issuance of additional shares to raise capital to operate our business and to compensate employees for their services outweighs these disadvantages associated with the increase in the authorized shares of Common Stock.  The Company needs the capital which will be generated from the issuance of additional common stock in order to facilitate its growth and development and its ability to compete successfully in the market for skilled employees. If we fail to facilitate growth and development, we may not be able to generate revenues or achieve profitability, and our stockholders may lose their entire investment in us. Furthermore, technological innovation is important to our success and depends, to a significant degree, on the work of technically skilled employees. Competition for the services of these types of employees is intense. We may not be able to attract and retain these employees if we cannot adequately compensate them for their services to the Company. If we are unable to attract and maintain technically skilled employees, our competitive position could be materially and adversely affected.

The Effects of Issuing Additional Common Stock

As of the Record Date, 65,809,668 shares of our common stock were issued and outstanding. As of the date hereof, the reported bid and asked price of our common stock is $0.135 and $0.15 per share, respectively and the average of the bid and asked price of our common stock is $0.1425 per share, a price which is below the conversion price of our outstanding warrants and options. If all our warrants and options were exercised or converted, we would have 168,159,485 shares of common stock issued and outstanding. Accordingly, a common stockholder has a significant risk of having its interest in our Company being significantly diluted.

Dilution

“Dilution," as the term is used herein, is a reduction in the value of a shareholders’ investment measured by the difference between the purchase price and the net tangible book value of the common shares after the purchase takes place.  "Net book value" represents the amount of total assets less the amount of total liabilities divided by the number of shares of our common stock outstanding.  This dilution arises mainly from the arbitrary decision as to the offering price per share and the lower book value of the shares of our currently outstanding.

As of June 30, 2009, the Company had net tangible book value of $123,685, or $0.002 per share of common stock outstanding (based on total outstanding shares of 65,809,668 as of the record date).  Net tangible book value equals the tangible net worth of the Company (total tangible assets less total liabilities) divided by the number of shares of common stock outstanding (65,809,668 shares).  After giving effect to the conversion by the Company of all outstanding and planned issuances of warrants, units, options, and investor shares, at an average issuance price of $0.164 per share of common stock, the pro forma net tangible book value of the Company and amount per share of common stock would be $16,864,178 and $0.110, respectively.  The following table shows the immediate increase in pro forma net tangible book value to current stockholders and the immediate dilution of new investors based on the levels of 100%, 50%, and 25% of proceeds from the conversion by the Company of all outstanding and planned issuances of warrants, units, options, and investor shares:

	Situation 1	Situation 2	Situation 3
	102,349,817 (100%)	51,174,908 (50%)	25,587,454 (25%)

Net Tangible Book Value Per Share Prior to the Conversion	$0.002	$0.002	$0.002

Increase in Net Tangible Book Value Per Share Attributable to the Conversion	$0.098	$0.071	$0.045

Net Tangible Book Value Per Share After the Conversion	$0.100	$0.073	$0.047

Dilution to Stockholders	$0.063	$0.091	$0.116

Net Tangible Book Value before Conversion	$123,685	$123,685	$123,685
Consideration received upon conversion	16,740,493	8,370,246	4,185,123
Net Tangible Book Value after Conversion	$16,864,178	$8,493,931	$4,308,808

	Shares	Percent	Total Consideration	Percent	Average Price Per Common Share
Situation 1 (100%):
Existing Shareholders	65,809,668	39%	$1,822,572	10%	$0.028
New Investors	102,349,817	61%	16,740,493	90%	0.164
Total	168,159,485	100%	$18,563,065	100%	$0.110

Situation 2 (50%):

Existing Shareholders	65,809,668	56%	$1,822,572	18%	$0.028
New Investors	51,174,908	44%	8,370,246	82%	0.164
Total	116,984,576	100%	$10,192,818	100%	$0.0871

Situation 3 (25%):

Existing Shareholders	65,809,668	72%	$1,822,572	30%	$0.028
New Investors	25,587,454	28%	4,185,123	70%	0.164
Total	91,397,122	100%	$6,007,695	100%	$0.066

In addition to the risk of dilution of earnings per share, our stockholders also risk dilution of equity interest. For example, as reported in our Annual Report for the year ended December 31, 2008, Yosef Nachum Benstein is the holder of 4,900,000 shares of our common stock, which represents 7.45% of the issued and outstanding shares of common stock as of the Record Date.  Should the Company issue the additional 102,349,817 shares to fulfill all of its obligations described above, the Company will have 168,159,485 shares issued and outstanding. At such time, Yosef Nachum Benstein ownership interest of 4,900,000 shares will represent only 2.9% of our issued and outstanding shares on a fully diluted basis.  As a result of the decrease in ownership interest, Mr. Benstein’s ability to influence matters submitted to our stockholders for approval, including election of our board of directors, removal of any of our directors, amendment of our Certificate of Incorporation or bylaws, or corporate transactions, will significantly decrease.

In addition, the future prospect of sales of significant amounts of shares held by our stockholders could affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of our shareholders’ investment in the Company may decrease. A significant ownership held by one party may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

We currently do not have any plans, proposals or arrangements to issue any additional shares of common stock, other than the shares issuable:

-	upon exercise of currently outstanding warrants;
-	upon issuance of additional shares of common stock and warrants to raise additional capital as described above;
-	pursuant to the commitments to third parties to acquire SDS, Ltd. as described above; and
-	under the proposed stock option plan.

OUR RECOMMENDATION TO SHAREHOLDERS
REGARDING PROPOSAL NO. 1

The Board has approved the change in the Certificate of Incorporation of Company for the purpose of increasing the authorized capital from 100,000,000 shares of common stock, par value $.0001 per share to 250,000,000 shares of common stock, par value $.0001 per share and authorized and recommends that shareholders of the Company vote FOR approval of the increase in the number of authorized shares of common stock.

OTHER BUSINESS
REGARDING PROPOSAL NO. 2

Our Board knows of no business that will be presented for consideration at the Meeting other than the items referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as November 12, 2009, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 71,522,893 shares issued and outstanding on November 12, 2009.  Unless indicated otherwise, all addresses below are c/o Suspect Detection Systems, Inc., 4 Nafcha Street, Jerusalem, Israel 95508.

Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class

Yosef Nachum Bernstein	4,900,000	6.85%
Julius Klein	50,000	Less than 1%
Asher Zwebner	120,000	Less than 1%

All directors and executive officers as a group (2 persons)	170,000	Less than 1%

SHAREHOLDER PROPOSALS

Shareholders of our Company may submit proposals to be considered for shareholder action at the Meeting if they do so in accordance with applicable regulations of the SEC and the laws of the State of Delaware. In order to be considered for inclusion in the Proxy Statement for the meeting, our Interim Chief Executive Officer must receive proposals no later than November 27, 2009. Shareholder proposals should be addressed to Suspect Detection Systems, Inc., c/o David Lubin & Associates, PLLC, 5 North Village Avenue, 2nd Floor, Rockville Center, NY 11570.

OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the meeting other than the item referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

Suspect Detection Systems, Inc.
4 Nafcha Street
Jerusalem, Israel 95508

By Order of the Board of Directors,

/s/ Asher Zwebner

Asher Zwebner
Interim Chief Executive Officer
Chief Financial Officer and Director

November 12, 2009

SUSPECT DETECTION SYSTEMS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
THURSDAY, DECEMBER 3, 2009

The undersigned, a shareholder of Suspect Detection Systems, Inc. (the "Company"), does hereby appoint Asher Zwebner as the attorney and proxy of the undersigned, with power of substitution, for and on behalf of the undersigned, and to attend the Special Meeting of Shareholders of the Company to be held on Thursday, December 3, 2009, at 10:00 a.m., at the offices of David Lubin & Associates, PLLC, 5 North Village Avenue, 2nd Floor, NY 11570 (the "Meeting"), to represent the undersigned at the Meeting, and there to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Meeting, in any manner and with the same effect as if the undersigned were personally present at the Meeting, and the undersigned hereby authorizes and instructs the above named proxy to vote as specified below.

The shares represented by this Proxy will be voted only if this Proxy is properly executed and timely returned. In that event, such shares will be voted in the manner directed herein. If no direction is made on how you desire your shares to be voted, the Proxy holder will have complete discretion in voting the shares on any matter voted on at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE FOLLOWING:

 The shares represented by this Proxy shall be voted in the following manner:

1.           Approval of the proposal to amend the Certificate of Incorporation for the purpose of increasing the authorized capital of the Company from 100,000,000 shares of common stock to 250,000,000 shares of common stock, $.0001 par value per share.

FOR	AGAINST	WITHOLD
☐	☐	☐

2.           In the discretion of the persons acting as proxies, on such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

 The undersigned does hereby revoke any Proxy previously given with respect to the shares represented by this Proxy.

 NOTE: As to shares held in joint names, each joint owner should sign. If the signer is a corporation, please sign in corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person. If signing as attorney, executor, administrator, trustee, guardian, or in other representative capacity, please give full title as such.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROPERLY RETURN IT USING THE ENCLOSED ENVELOPE.

Number of Shares Owned on ________		________________________________

Dated: ________________, 2009	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________
Dated: ________________, 2009	Signature:	________________________________
	Name:	________________________________
	Address:	________________________________

Appendix A

CERTIFICATE OF AMENDMENT
TO
THE CERTIFICATE OF INCORPORATION
OF
SUSPECT DETECTION SYSTEMS, INC.

 The undersigned, for purposes of amending the Certificate of Incorporation (the “ Certificate ”) of Suspect Detection Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST :   The name of the corporation is Suspect Detection Systems, Inc. (the “ Corporation ”), and the date of its incorporation was October 5, 2006.

SECOND:   That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate to increase the number of authorized shares of the Corporation, declaring said amendment to be advisable and calling a special meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED , that the Certificate of Incorporation of the Corporation be amended by changing Article FOURTH, so that, as amended said Article shall be read as follows: “The total number of shares of stock which the Corporation shall have authority to issue is 250,000,000 shares of common stock, $.0001 par value per share (the "Common Stock").

THIRD : That the foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Amendment to the Certificate this ___ day of _______, 2009.

By: ______________________
Name:  Asher Zwebner
Title:    Interim Chief Executive Officer,
 Chief Financial Officer and Director